UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  08/16/2010

nCoat, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  333-121660

DELAWARE	98-0375406
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

7237 Pace Drive
P.O. Box 38
Whitsett, NC 27377
(Address of principal executive offices, including zip code)

336-447-2000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03.    Bankruptcy or Receivership

On August 16, 2010, nCoat, Inc. ("nCoat" or the "Company"), and its subsidiaries nTech, Inc. ("nTech"), MCC, Inc. ("MCC") and High Performance Coatings, Inc. ("HPC" and collectively, the "nCoat Parties") filed a voluntary petition in the United States Bankruptcy Court for the Middle District of North Carolina, Greensboro Division, seeking relief under the provisions of Chapter 11 of Title 11 of the United States Code (the "Bankruptcy Code"). The case numbers are as follows: nCoat, Case No. 10-11512; nTech, Case No. 10-11513; MCC, Case No. 10-11514; and HPC, Case No. 10-11515.

The Company will continue to operate its business and those of the nCoat Parties as debtor-in-possession under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and the orders of the Bankruptcy Court.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

nCoat, Inc.

Date: August 16, 2010	By:	/s/ Paul S. Clayson
Paul S. Clayson
Chief Executive Officer